November 21, 2013

TOUCHSTONE STRATEGIC TRUST

Touchstone Mid Cap Value Opportunities Fund

Supplement to the Prospectus and Summary Prospectus dated October 30, 2013

On November 21, 2013, at a joint meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust (“TST”) and Touchstone Funds Group Trust (“TFGT”, and collectively with TST, the “Trusts”), the Board, including those Trustees who are not “interested persons” of the Trusts as such term is defined in the Investment Company Act of 1940, as amended, approved two proposals relating to the Touchstone Mid Cap Value Opportunities Fund, a series of TST (the “Mid Cap Value Opps Fund”).

The Board first approved the selection of Lee Munder Capital Group, LLC (“LMCG”) as sub-advisor to the Mid Cap Value Opps Fund.  As of close of business on November 21, 2013, Thompson Siegel & Walmsley LLC (“TS&W”) will be replaced by LMCG as the sub-advisor to the Fund. In selecting LMCG as sub-advisor, the Board considered, among other factors, the nature, extent, and quality of the management services proposed by LMCG; the experience of the personnel providing those services; the history of LMCG’s investment performance relating to the services; and the fees associated with those services. The resulting changes to the Mid Cap Value Opps Fund’s summary prospectus and prospectus are discussed below in the section “Change in Sub-Advisor”.

The Board then approved the reorganization of the Mid Cap Value Opps Fund, a series of TST, into the Touchstone Mid Cap Value Fund, a series of TFGT (the “Mid Cap Value Fund”, and collectively with the Mid Cap Value Opps Fund, the “Funds”). The proposal was approved pursuant to an agreement and plan of reorganization (the “Agreement”).  In making their decision, the Board carefully considered the recommendation of the Funds’ investment advisor, Touchstone Advisors, Inc. (the “Advisor”), that the reorganization was advisable due, in part, to the Funds’ similar investment goals and investment strategies and comparable expenses.

Change in Sub-Advisor

As of close of business on November 21, 2013, all references to TS&W as sub-advisor of the Mid Cap Value Opps Fund in the summary prospectus and prospectus are deleted and replaced with “Lee Munder Capital Group, LLC”. Additionally, the following changes have been made to the summary prospectus and prospectus.

The Fund’s Principal Investment Strategies

The section entitled, “The Fund’s Principal Investment Strategies”, is replaced with the following:

The Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of medium capitalization companies.  This is a non-fundamental policy that the Fund can change upon 60 days’ prior notice to shareholders.  For purposes of the Fund, a medium capitalization company has a market capitalization within the range of market capitalization represented in the Russell Midcap Index (between $298 million and $20.37 billion as of November 30, 2012) at the time of purchase.  The size of the companies in the Russell Midcap Index will change with market conditions.

The sub-advisor, Lee Munder Capital Group, LLC (“LMCG” or “Sub-Advisor”) employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value.  In the first step of the investment process, LMCG employs five valuation screens that seek to identify the most attractively priced mid-cap securities.  In evaluating and selecting potential investments for the Fund, LMCG completes in-depth research and analysis on the securities that pass the valuation screens in an effort to identify leading companies selling at attractive valuations.  The research and analysis include an examination of financial statements and assessments of the management team, the company’s competitive strategy and its current market position.  LMCG generally limits the Fund’s weight in a sector to 10% over or under the sector’s weight in the Russell Midcap Value Index, except for the financial sector, which may be underweighted by up to 15%.  The Fund will hold approximately 60 to 80 securities.  LMCG will generally sell a security when it no longer passes the valuation screens, reaches a price target, or its prospects for appreciation have diminished.

The Principal Risks

The following risks are removed from the section entitled, “The Principal Risks”: Small Cap Risk, Portfolio Turnover Risk, Preferred Stock Risk, and Sector Focus Risk.

Investment Sub-Advisor

The section of the prospectus and summary prospectus entitled “Investment Sub-Advisor” is replaced with the following:

Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Sub-Advisor
Lee Munder Capital Group, LLC	Donald Cleven, CFA	Managing the Fund since December 2013	Portfolio Manager

Sub-Advisors and Portfolio Managers

In the section entitled “Sub-Advisors and Portfolio Managers,” the following addition is made:

Lee Munder Capital Group, LLC (“LMCG”),

200 Clarendon Street, 28th Floor, Boston, MA, 02116

Lee Munder Capital Group, LLC (“LMCG”), a SEC-registered investment advisor located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as the sub-advisor to the Touchstone Mid Cap Value Opportunities Fund.  As the sub-advisor, LMCG makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of September 30, 2013, LMCG had approximately $5.7 billion in assets under management and advisement.

Touchstone Mid Cap Value Opportunities Fund

Donald Cleven, CFA, Portfolio Manager, joined LMCG in 2002. Mr. Cleven has served as a Portfolio Manager of LMCG’s Mid Cap Value strategy since 2005 and was named Portfolio Manager of the Fund in December 2013.  Previously he was an investment analyst for American Century Investments and performed research on small-cap value equities for Reams Asset Management.

Proposed Merger

Pursuant to the Agreement, the Mid Cap Value Opps Fund will transfer all of its assets and liabilities to the Mid Cap Value Fund.  Immediately after the reorganization, shareholders of the Mid Cap Value Opps Fund will own shares of the Mid Cap Value Fund that are equal in value to the shares of the Mid Cap Value Opps Fund that they held immediately prior to the closing of the reorganization (although the number of shares and the net asset value per share may be different).  Shareholders of the Mid Cap Value Opps Fund will not incur any sales charges or other transaction charges as a result of the reorganization.  Shareholders of record of the Mid Cap Value Opps Fund will be mailed additional information detailing the proposed reorganization in a Prospectus/Information Statement in February 2014.  Expenses associated with the reorganization will be borne by the Advisor.

Effective as of the close of business on March 14, 2014, all classes of the Mid Cap Value Opps Fund will be closed to investments by new investors, except that the Mid Cap Value Opps Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.  If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after March 14, 2014.  It is currently anticipated that the reorganization will be consummated as of the close of business on or about March 21, 2014.  It is also anticipated that the reorganization will be on a tax-free basis, which means that no gain or loss would be recognized by the Mid Cap Value Opps Fund or its shareholders.

For more information about the Mid Cap Value Fund’s investment goals, strategies, and risks, see its Prospectus and Statement of Additional Information.  You can obtain a copy of the prospectus or Statement of Additional Information by calling 1.800.543.0407, by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078, or by visiting the website at www.TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TMOAX-S1-1310

November 21, 2013

TOUCHSTONE STRATEGIC TRUST

Touchstone Mid Cap Value Opportunities Fund

Supplement to the Statement of Additional Information Dated October 30, 2013

On November 21, 2013, at a joint meeting of the Board of Trustees (the “Board”) of Touchstone Strategic Trust (“TST”) and Touchstone Funds Group Trust (“TFGT”, and collectively with TST, the “Trusts”), the Board, including those Trustees who are not “interested persons” of the Trusts as such term is defined in the Investment Company Act of 1940, as amended, approved two proposals relating to the Touchstone Mid Cap Value Opportunities Fund, a series of TST (the “Mid Cap Value Opps Fund”).

The Board first approved the selection of Lee Munder Capital Group, LLC (“LMCG”) as sub-advisor to the Mid Cap Value Opps Fund.  As of close of business on November 21, 2013, Thompson Siegel & Walmsley LLC (“TS&W”) will be replaced by LMCG as the sub-advisor to the Fund. In selecting LMCG as sub-advisor, the Board considered, among other factors, the nature, extent, and quality of the management services proposed by LMCG; the experience of the personnel providing those services; the history of LMCG’s investment performance relating to the services; and the fees associated with those services. The resulting changes to the Mid Cap Value Opps Fund’s Statement of Additional Information are discussed below in the section “Change in Sub-Advisor”.

The Board then approved the reorganization of the Mid Cap Value Opps Fund, a series of TST, into the Touchstone Mid Cap Value Fund, a series of TFGT (the “Mid Cap Value Fund”, and collectively with the Mid Cap Value Opps Fund, the “Funds”). The proposal was approved pursuant to an agreement and plan of reorganization (the “Agreement”).  In making their decision, the Board carefully considered the recommendation of the Funds’ investment advisor, Touchstone Advisors, Inc. (the “Advisor”), that the reorganization was advisable due, in part, to the Funds’ similar investment goals and investment strategies and comparable expenses.

Change in Sub-Advisor

The Sub-Advisors

In the section of the SAI, “The Sub-Advisors and Portfolio Managers,” the following is added to the paragraph “Sub-Advisor Control”:

Lee Munder Capital Group, LLC (“LMCG”), a SEC-registered investment advisor located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as sub-advisor to the Mid Cap Value Opportunities Fund. LMCG was founded in 2000.  Convergent Capital Management, LLC and Rednum Family Investments, LP each owns greater than 25% of LMCG while the rest is owned by employees.

Portfolio Managers

In the section of the SAI, “The Sub-Advisors and Portfolio Managers,” the following sub-section “Lee Munder Capital Group, LLC (Touchstone Mid Cap Value Opportunities Fund)” is added:

Lee Munder Capital Group, LLC (Touchstone Mid Cap Value Opportunities Fund)

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number Other of Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Don Cleven
Registered Investment Companies	6	$431.9	0	$0
Other Pooled Investment Vehicles	11	$86.7	0	$0
Other Accounts	22	$195.6	0	$0

The information in the table above is provided as of November 1, 2013.

Conflicts.  The portfolio managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Touchstone Mid Cap Value Opportunities Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other.  The Other Accounts include all portfolios managed.  The Other Accounts might have similar investment objectives as the Touchstone Mid Cap Value Opportunities Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Touchstone Mid Cap Value Opportunities Fund.  While the portfolio managers’ management of Other Accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Touchstone Mid Cap Value Opportunities Fund.  Because of their positions with the Touchstone Mid Cap Value Opportunities Fund, the portfolio managers know the size, timing, and possible market impact of Touchstone Mid Cap Value Opportunities Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Touchstone Mid Cap Value Opportunities Fund.  However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers’ management of the Touchstone Mid Cap Value Opportunities Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Touchstone Mid Cap Value Opportunities Fund.  This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Touchstone Mid Cap Value Opportunities Fund.  Notwithstanding this theoretical conflict of interest, it is LMCG’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions.  For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Touchstone Mid Cap Value Opportunities Fund, such an approach might not be suitable for the Touchstone Mid Cap Value Opportunities Fund given their investment objectives and related restrictions.

Compensation.  Touchstone pays LMCG a fee based on the assets under management of the Touchstone Mid Cap Value Opportunities Fund as set forth in an investment sub-advisory agreement between LMCG and Touchstone.  LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Mid Cap Value Opportunities Fund.  The following information relates to the period ended September 30, 2013.

Portfolio managers at LMCG are compensated through a combination of salary and incentive bonus.  Bonuses are formula driven based on revenues and performance relative to peer groups.

LMCG’s incentive bonus compensation plans for investment teams are based on actual composite performance relative to a benchmark.  The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team’s performance ranking within the universe for a blended time period which includes one year, three years, and since inception performance.

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of November 1, 2013:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Don Cleven	Touchstone Mid Cap Value Opportunities Fund	$0

Proxy Voting

The following is added to Appendix B of the SAI:

Lee Munder Capital Group LLC Proxy Voting Policy

1. Operational Items:

Auditor Ratification

Generally vote FOR proposals to ratify auditors unless:

• An auditor has a financial interest in or association with the company and is therefore not independent;

• There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

• Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or

• Fees for non-audit services are excessive

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees examining things such as:

• Nominee’s attendance at meetings;

• Long-term corporate performance and stock price;

• Composition of the board and key board committees;

• Whether a retired CEO sits on the Board;

• Number of other public company boards seats held;

• Corporate governance provisions and takeover activity;

• Board decisions regarding executive pay;

• Director compensation;

• Interlocking directorships; and

• Conflicts of Interest

Independent Chair (Separate CEO/Chair)

Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.

Majority Vote Shareholder Proposals

Generally vote FOR binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.

Performance/Governance Evaluation for Directors

Generally vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Audit Committee related items

Generally vote AGAINST or WITHHOLD from members of the Audit Committee if:

•                  Non-audit fees paid to auditor are excessive

•                  Company receives an adverse opinion on financial statements

•                  Evidence of inappropriate indemnification language that limits ability of the company or shareholders to pursue legal recourse against audit firm

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

•                  Poor accounting practices result in fraud, misapplication of GAAP, and/or other material weaknesses

Compensation Committee related items

In the absence of an Advisory vote on executive compensation, vote AGAINST or WITHHOLD on members of the Compensation Committee or potentially the full board if:

•                  There is significant misalignment between CEO pay and company performance

•                  Company maintains problematic pay practices related to non-performance based compensation elements, incentives that motivate excessive risk taking and options backdating

•                  Board exhibits significant level of poor communication and responsiveness to shareholders

•                  Company fails to submit one-time transfer of stock options to shareholder vote

•                  Company fails to fulfill terms of burn rate commitment made to shareholders

Vote CASE-BY-CASE on members of the Compensation Committee and the MSOP proposal if the Company’s previous say-on-pay proposal received support of less than 70% of votes cast, taking into account:

•                  Discloser of engagement efforts with major institutional shareholders regarding issues that led to low level of support

•                  Specific actions to address issues that contributed to low level of support

•                  Other recent compensation practices

•                  Whether the issues raised are recurring or isolated

•                  Company’s ownership structure

•                  Whether support level was less than 50%,

3. Proxy Contests:

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:

• Management’s track record;

• Background to the proxy contest;

• Qualifications of Director nominees;

• Strategic plan of dissident slate and quality of critique against management;

• Likelihood that the proposed goals and objectives can be achieved; and

• Stock ownership positions

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

4. Antitakeover Defenses and Voting Related Issues:

Advanced Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

Poison Pills

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

5. Mergers and Corporate Restructurings:

Overall Approach — Vote CASE-BY-CASE

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:

• Valuation;

• Market reaction;

• Strategic rationale;

6.  Compensation:

Evaluate executive pay and practices (management say-on-pay “MSOP”), as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

• There is a misalignment between CEO pay and company performance (pay for performance);

• The company maintains problematic pay practices;

• The board exhibits poor communication and responsiveness to shareholders.

Poor Practices Pay

Generally vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, is the company has poor compensation practices.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation.

Employee Stock Purchase Plans

Vote CASE-BY-CASE on non-qualified employee stock purchase plans.

Option Exchange Programs/Re-pricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.

7. Corporate Social Responsibility (CSR) Issues:

Overall Approach - Vote CASE-BY-CASE on social and environmental shareholder proposals.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Phone: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TMOAX-S2-1310